UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 7, 2023

INNOVATION1 BIOTECH INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55852	82-2275255
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

179 Rte 46W, Suite 15 #147

Rockaway, New Jersey 07866

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (617) 447-8299

_____________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
none	not applicable	not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 7, 2023, Innovation1 Biotech Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Agreement”) with three lenders (the “Purchasers”), pursuant to which the Company issued and sold the Purchasers Original Issue Discount Secured Convertible Promissory Notes in the principal amount of $176,472 (collectively, the “Notes”) for gross proceeds of $150,000.  Additionally, the Purchasers were issued a total of 2,205,882 Common Stock Purchase Warrants (the “Warrants”) at an exercise price of $0.08 per share.

The Notes: (i) mature January 6, 2025, (ii) bear interest at 8% per annum, (iii) are convertible into shares of common stock at any time following the date of issuance at each Purchaser’s option at a conversion price of $0.08 per share (subject to certain adjustments) and (iv) contain a beneficial ownership limitation of 4.99%.

The offer and sale of the Notes and Warrants pursuant to the Agreement was not registered under the Securities Act of 1933 and was exempt from registration pursuant to Section 4(a)(2) thereof and Rule 506(b) promulgated thereunder.

The foregoing description of the terms of the Agreement, Note and Warrant and the transactions contemplated thereby do not purport to be complete and are qualified in its entirety by reference to the forms of Agreement, Note, and Warrant, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sale of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

		Incorporated by Reference			Filed or
Furnished
Exhibit #	Exhibit Description	Form	Date	Number	Herewith
10.1	Form of Securities Purchase Agreement				Filed
10.2	Form of Original Issue Discount Secured Convertible Promissory Note				Filed
10.3	Form of Common Stock Purchase Warrant				Filed
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innovation1 Biotech Inc.

Date: December 13, 2023	By:	/s/ Frederick E. Pierce, II
Frederick E. Pierce, II Interim Chief Executive Officer

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